UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2006

Structured Products Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-32116	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street, New York, New York 10013
(Address of principal executive offices) (Zip Code)
Registrant's telephone number including area code (212) 816-7496.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On May 23, 2006, $1,904,000 principal amount of TIERS Principal-Protected Trust Certificates, Series PXT 2000-11 were surrendered for cancellation by Citigroup Global Markets Inc. against delivery of $1,904,000 principal amount of PXRE Capital Trust I 8.85% Capital Trust Pass-Through Securities and $1,904,000 maturity amount of United States Treasury STRIPS due February 15, 2027. $9,453,000 principal amount of TIERS Principal-Protected Trust Certificates, Series PXT 2000-11 remain outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Mark C. Graham ________________________________
Name: Mark C. Graham
Title: Authorized Signatory

May 23, 2006